                                                                    Exhibit 99.1

                    OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY OPERATING REPORT
                    FOR THE MONTH ENDED FEBRUARY 28, 1998



DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------


REQUIRED ATTACHMENTS:                        DOCUMENT   PREVIOUSLY   EXPLANATION
                                             ATTACHED   SUBMITTED     ATTACHED

1.  Tax Receipts                               ( )         (X)          (X)

2.  Bank Statements                            ( )         ( )          (X)

3.  Most recently filed Income Tax Return      ( )         (X)          ( )

4.  Most recent Annual Financial Statements    ( )         (X)          ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

    /s/ David R. Gibson            Senior Vice President/Chief Financial Officer
------------------------------     ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                       TITLE

       David R. Gibson                            March 30, 1998
------------------------------     ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                                     ATTACHMENT
                        FOR THE MONTH ENDED FEBRUARY 28, 1998



DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                    OFFICE OF THE U.S. TRUSTEE - REGION 3
                          CONDENSED CONSOLIDATED
                          STATEMENT OF OPERATIONS
                    FOR THE MONTH ENDED FEBRUARY 28, 1998



DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Operating expense and EBITDA for December 1997 include the favorable impact of (i) a $4.0 million reversal of previously recorded 1997 telephone expense accruals, primarily due to the Federal Communication Commission's recent clarification of interconnection rules, issued in December 1997 and
(ii) a reduction in bad debt expense. Bad debt expense is $1.5, $1.5 and $0.8 million, respectively in February, January and December. The lower December bad debt expense reflects a change in the provision due to higher cash collections in the fourth quarter of 1997 than originally forecast.

                      MobileMedia Corporation and Subsidiaries
                        Consolidated Statements of Operations
               For the Months Ended February 28, 1998, January 31, 1998
                               and December 31, 1997
                                    (Unaudited)
                                   (in thousands)

                                          FEBRUARY   JANUARY     DECEMBER
                                            1998       1998        1997
                                          --------   --------    --------
Paging Revenues
 Service, Rents & Maintenance              $35,198    $36,241     $35,843

Equipment Sales
 Product Sales                               2,137      2,233       1,979
 Cost of Products Sold                       1,671      2,037       2,214
                                          --------   --------    --------
   Equipment Margin                            466        196        (235)

 Net Revenue                                35,664     36,438      35,608

Operating Expense
 Service, Rents & Maintenance                9,615      9,809       6,556
 Selling                                     5,113      5,106       5,499
 General & Administrative                   12,305     12,627      11,998
                                          --------   --------    --------
 Operating  Expense Before Depr. & Amort.   27,034     27,542      24,053(1)

 EBITDA Before Reorganization Costs          8,630      8,896      11,556(1)

 Reorganization Costs                        1,444      1,595       1,412
                                          --------   --------    --------

 EBITDA after Reorganization Costs           7,186      7,301      10,143(1)

Depreciation                                 7,770      8,527       8,682
Amortization                                 8,245      8,246       9,244
                                          --------   --------    --------
 Total Depreciation and Amortization        16,015     16,773      17,926

Operating Loss                              (8,829)    (9,472)     (7,783)

Interest Expense                             4,576      5,138       5,394
Other Expense                                    0         (1)          0
Tax                                             42         42         324
                                          --------   --------    --------

Net Loss                                  ($13,446)  ($14,650)   ($13,501)
                                          --------   --------    --------
                                          --------   --------    --------

                               See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                       CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE MONTH ENDED FEBRUARY 28, 1998



DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                MobileMedia Corporation and Subsidiaries
                     Consolidated Balance Sheets
      As of February 28, 1998, January 31, 1998 and December 31, 1997
                             (Unaudited)
                            (in thousands)

                                                                   FEBRUARY       JANUARY         DECEMBER
                                                                     1998           1998            1997
                                                                  -----------    -----------     -----------
Assets:
 Current Assets:
  Cash                                                            $     4,166    $     5,929     $    10,907
  Accounts Receivable, Net                                             48,394         50,771          53,111
  Inventory                                                               609            713             868
  Prepaid Expenses                                                      1,443          1,410           1,439
  Other Current Assets                                                  5,182          5,039           2,782
                                                                  -----------    -----------     -----------
          Total Current Assets                                         59,794         63,863          69,108

 Noncurrent Assets:
  Property and Equipment, Net                                         245,384        251,069         257,937
  Deferred Financing Fees, Net                                         22,332         22,636          22,939
  Investment In Net Assets Of Equity Affiliate                          1,766          1,766           1,788
  Intangible Assets, Net                                              990,411        998,623       1,006,835
  Other Assets                                                            495            528             561
                                                                  -----------    -----------     -----------
         Total Noncurrent Assets                                    1,260,387      1,274,621       1,290,060

  Total Assets                                                    $ 1,320,182    $ 1,338,484     $ 1,359,168
                                                                  -----------    -----------     -----------
                                                                  -----------    -----------     -----------
Liabilities and Stockholders' Equity:
 Liabilities Not Subject to Compromise:
  DIP Credit Facility                                             $         0    $     3,000     $    10,000
  Accrued Reorganization Costs                                          5,486          6,078           4,897
  Accrued Wages, Benefits and Payroll Taxes                            15,408         15,191          13,999
  Accounts Payable - Post Petition                                      3,252          4,444           3,633
  Accrued Interest (Chase & DIP Facilities)                             4,280          4,765           4,777
  Accrued Expenses and Other Current Liabilities                       33,416         32,707          35,075
  Advance Billings and Customer Deposits                               34,467         34,939          34,252
                                                                  -----------    -----------     -----------
          Total Liabilities Not Subject To Compromise                  96,309        101,126         106,634

 Liabilities Subject to Compromise:
  Accrued Wages, Benefits and Payroll Taxes                             3,093          3,093           3,093
  Chase Credit Facility                                               649,000        649,000         649,000
  Notes Payable - 10 1/2%                                             174,125        174,125         174,125
  Notes Payable - 9 3/8%                                              250,000        250,000         250,000
  Notes Payable - Yampol                                                  986            986             986
  Notes Payable - Dial Page 12 1/4%                                     1,570          1,570           1,570
  Accrued Interest On Notes Payable                                    20,423         20,423          20,423
  Accounts Payable- Pre Petition                                       19,158         19,159          19,647
  Accrued Expenses and Other Current Liabilities - Pre Petition        21,519         21,520          21,520
  Other Liabilities                                                     4,745          4,783           4,820
                                                                  -----------    -----------     -----------
          Total Liabilities Subject To Compromise                   1,144,619      1,144,659       1,145,184








Deferred Tax Liability                                                 72,097         72,097          72,097

 Stockholders' Equity
  Class A Common Stock                                                     39             39              39
  Class B Common Stock                                                      2              2               2
  Additional Paid-In Capital                                          671,459        671,459         671,459
  Accumulated Deficit - Pre Petition                                 (437,127)      (437,127)       (437,127)
  Accumulated Deficit - Post Petition                                (221,094)      (207,648)       (192,998)
                                                                  -----------    -----------     -----------
          Total Stockholders' Equity                                   13,280         26,726          41,375
  Less:
  Treasury Stock                                                       (6,123)        (6,123)         (6,123)
                                                                  -----------    -----------     -----------
          Total Stockholders' Equity                                    7,157         20,603          35,252

  Total Liabilities and Stockholders' Equity                      $ 1,320,182    $ 1,338,484     $ 1,359,168
                                                                  -----------    -----------     -----------
                                                                  -----------    -----------     -----------

                                  See Accompanying Notes

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include:
     (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

     On January 27, 1998, the Company filed its Joint Plan of Reorganization with the Bankruptcy Court. On February 2, 1998, the Company filed its Disclosure Statement with the Bankruptcy Court.

     Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Operating expense and EBITDA for December 1997 include the favorable impact of ( i ) a $4.0 million reversal of previously recorded 1997 telephone expense accruals, due primarily to the Federal Communication Commission's recent clarification of interconnection rules, issued in December 1997 and ( ii ) a reduction in bad debt expense. Bad debt expense is $1.5, $1.5 and $0.8 million, respectively, in February, January and December. The lower December bad debt expense reflects a change in the provision due to higher cash collections in the fourth quarter of 1997 than originally forecast.

5. The Company is one of the largest paging companies in the U.S., with approximately 3.3 million system reported units in service at February 28, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as SECOND THURSDAY, provides that if there is a change of control that meets the conditions of SECOND THURSDAY, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. The Company filed its Joint Plan of Reorganization with the Bankruptcy Court on January 27, 1998, which provides for such a change of control. The Company believes that the Joint Plan of Reorganization will meet the conditions of SECOND THURSDAY if consummated, but there can be no assurance that the Joint Plan of Reorganization will be consummated.
     The Company has requested that the FCC grant an extension of the order staying the hearing for an additional six months to October 6, 1998. In the event that the Company were unable to consummate a Plan of Reorganization that satisfies the conditions of SECOND THURSDAY, or should the FCC not grant an extension of the stay of the hearing, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                     FOR THE MONTH ENDED FEBRUARY 28, 1998



DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                  MobileMedia Corporation and Subsidiaries
                   Consolidated Statements Of Cash Flows
 For The Months Ended February 28, 1998, January 31, 1998 and December 30, 1997
                              (Unaudited)
                             (in thousands)

                                                         February     January   December
                                                            1998       1998        1997
                                                         ---------   --------   ---------
Operating Activities
 Net Loss                                                ($13,446)   ($14,650)   ($13,501)
 Adjustments To Reconcile Net Loss To Net Cash
 Provided By (Used In) Operating Activities:
  Depreciation And Amortization                            16,015      16,773      17,926
  Provision For Uncollectible Accounts And Returns          3,300       3,300       2,532
  Undistributed Earnings Of Affiliate                           0          23         176
  Deferred Financings Fees, Net                               304         304         554
  Change In Operating Assets and Liabilities:
   Accounts Receivable                                       (922)       (960)      1,180
   Inventory                                                  104         155         637
   Prepaid Expenses And Other Assets                         (176)     (2,229)       (315)
   Accounts Payable, Accrued Expenses and Other            (1,856)        965      (1,894)
                                                         ---------   --------   ---------
Net Cash Provided By (Used In) Operating Activities         3,323       3,681       7,294


Investing Activities
 Construction And Capital Expenditures,
   Including Net Change In Pager Assets                    (2,085)     (1,659)     (1,585)
                                                         ---------   --------   ---------
Net Cash Used In Investing Activities                      (2,085)     (1,659)     (1,585)


Financing Activities
 Borrowings (Repayments) of DIP Credit Facility             (3,000)    (7,000)     (2,000)
                                                         ---------   --------   ---------
Net Cash Provided By (Used In) Financing Activities         (3,000)    (7,000)     (2,000)


Net Increase (Decrease) In Cash And Cash Equivalents        (1,763)    (4,978)      3,708
Cash And Cash Equivalents At Beginning Of Period             5,929     10,907       7,198
                                                         ---------   --------   ---------
Cash And Cash Equivalents At End Of Period               $   4,166   $  5,929   $  10,907
                                                         ---------   --------   ---------
                                                         ---------   --------   ---------

                               See Accompanying Notes

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                        STATEMENT OF ACCOUNTS RECEIVABLE AGING
                          AND AGING OF POSTPETITION ACCOUNTS
                                     PAYABLE
                       FOR THE MONTH ENDED FEBRUARY 28, 1998


DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------
           $ 30,857,912    0 - 30 days old
      ------------------  --------------------------------------------------
             15,937,927    31 - 60 days old
      ------------------  --------------------------------------------------
              8,092,425    61 - 90 days old
      ------------------  --------------------------------------------------
             18,980,621    91+ days old
      ------------------  --------------------------------------------------
             73,868,885    TOTAL TRADE ACCOUNTS RECEIVABLE
      ------------------  --------------------------------------------------
            (26,459,771)   ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
      ------------------  --------------------------------------------------
             47,409,114    TRADE ACCOUNTS RECEIVABLE (NET)
      ------------------  --------------------------------------------------
                984,586    OTHER NON-TRADE RECEIVABLES
      ------------------  --------------------------------------------------
           $ 48,393,700    ACCOUNTS RECEIVABLE, NET
      ------------------  --------------------------------------------------

-------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
                        0-30 Days   31-60 Days 61-90 Days  91+ Days    Total
-------------------    -----------  ---------  ----------  --------  ----------
ACCOUNTS PAYABLE       $ 3,013,470    238,874      0          0      $3,252,344
-------------------    -----------  ---------  ----------  --------  ----------

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                        FOR THE MONTH ENDED FEBRUARY 28, 1998

DEBTOR NAME: MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER: 97-174 (PJW)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
--------------------------------------------------------------------------------
                         BEGINNING     AMOUNT                ENDING      DELIN-
                           TAX        WITHHELD    AMOUNT       TAX       QUENT
                         LIABILITY   OR ACCRUED    PAID      LIABILITY   TAXES
----------------------- ----------- ----------- ---------- ------------ --------
FEDERAL
----------------------- ----------- ----------- ---------- ------------ --------
WITHHOLDING             $        0  $1,091,079  $1,080,735  $   10,344  $     0
----------------------- ----------- ----------- ---------- ------------ --------
FICA-EMPLOYEE                    0     657,361     657,361           0        0
----------------------- ----------- ----------- ---------- ------------ --------
FICA-EMPLOYER              158,756   1,442,228   1,442,196     158,788        0
----------------------- ----------- ----------- ---------- ------------ --------
UNEMPLOYMENT                16,252      68,835      73,481      11,606        0
----------------------- ----------- ----------- ---------- ------------ --------
INCOME                           0           0           0           0        0
----------------------- ----------- ----------- ---------- ------------ --------
TOTAL FEDERAL TAXES        175,008   3,259,503   3,253,773     180,738        0
----------------------- ----------- ----------- ---------- ------------ --------
STATE AND LOCAL
----------------------- ----------- ----------- ---------- ------------ --------
WITHHOLDING                      0     186,475     178,549       7,926        0
----------------------- ----------- ----------- ---------- ------------ --------
SALES                      891,222     199,557     404,087     686,692        0
----------------------- ----------- ----------- ---------- ------------ --------
UNEMPLOYMENT                52,771     197,413     203,594      46,590        0
----------------------- ----------- ----------- ---------- ------------ --------
REAL PROPERTY            4,396,235     383,695         928   4,779,002        0
----------------------- ----------- ----------- ---------- ------------ --------
OTHER                    1,066,292     413,181     632,420     847,053        0
----------------------- ----------- ----------- ---------- ------------ --------
TOTAL STATE  AND LOCAL   6,406,520   1,380,321   1,419,578   6,367,263        0
----------------------- ----------- ----------- ---------- ------------ --------
TOTAL TAXES             $6,581,528  $4,639,824  $4,673,351  $6,548,001  $     0
----------------------- ----------- ----------- ---------- ------------ --------

                    PAYMENTS TO INSIDERS AND PROFESSIONALS
                    FOR THE MONTH ENDED FEBRUARY 28, 1998

--------------------------------------------------------------------------------------------------------
                                                   INSIDERS
--------------------------------------------------------------------------------------------------------
                                                                   Salary/Bonus/  Reimbursable
Payee Name                            Position                    Auto Allowance     Expenses    Total
------------------------- -------------------------------------- ---------------- ------------ ---------
Alvarez & Marsal Inc. -    Chairman - Restructuring                  $      -       $     -     $      -
Joseph A. Bondi
------------------------- -------------------------------------- ---------------- ------------ ---------
Boykin, Roberta            Assistant Corporate Counsel                  8,800             -        8,800
------------------------- -------------------------------------- ---------------- ------------ ---------
Burdette, H. Stephen       Senior VP Corporate Development             15,000         4,269       19,269
                           and Senior VP Operations
------------------------- -------------------------------------- ---------------- ------------ ---------
Cross, Andrew              Executive VP Sales and Marketing            17,500         4,859       22,359
------------------------- -------------------------------------- ---------------- ------------ ---------
Grawert, Ron               Chief Executive Officer                     30,769         3,081       33,850
------------------------- -------------------------------------- ---------------- ------------ ---------
Gray, Patricia             Secretary/Acting General Counsel            13,085         1,822       14,907
------------------------- -------------------------------------- ---------------- ------------ ---------
Gross, Steven              Senior VP Strategic Planning                14,865         2,663       17,528
------------------------- -------------------------------------- ---------------- ------------ ---------
Hilson, Debra              Assistant Secretary                          4,662             -        4,662
------------------------- -------------------------------------- ---------------- ------------ ---------
Hughes, Curtis             Assistant VP Mgmt. Information Systems       9,615         1,488       11,103
------------------------- -------------------------------------- ---------------- ------------ ---------
Pascucci, James            Treasurer                                    8,677         2,581       11,258
------------------------- -------------------------------------- ---------------- ------------ ---------
Panzella, Vito             VP/Controller                                9,230           607        9,834
------------------------- -------------------------------------- ---------------- ------------ ---------
Witsaman, Mark             Senior VP and Chief Technology Officer      15,269         5,842       21,111
------------------------- -------------------------------------- ---------------- ------------ ---------
                                                                 TOTAL PAYMENTS TO INSIDERS    $ 174,681
--------------------------------------------------------------------------------------------------------

                     --------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS (CONTINUED)
                          FOR THE MONTH ENDED FEBRUARY 28, 1998
                     --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
------------------------------------------- -------------- ------------- ------------ ---------------
                                                                                       Holdback and
                                                Date of                                    Invoice
                                                 Court       Invoices      Invoices       Balances
        Name and Relationship                   Approval    Received(1)       Paid          Due
------------------------------------------- -------------- ------------- ------------ ---------------
1.  Ernst & Young - Auditor, Tax and            1/30/97     $        -    $        -   $   263,186
      Financial Consultants to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
2.  Latham & Watkins - Counsel to Debtor        1/30/97              -             -        73,306
------------------------------------------- -------------- ------------- ------------ ---------------
3.  Alvarez & Marsal Inc.- Restructuring        1/30/97        229,636             -       536,820
      Consultant to Debtor (2)
------------------------------------------- -------------- ------------- ------------ ---------------
4.  Sidley & Austin - Bankruptcy Counsel        1/30/97              -       205,739       447,827
      to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
5.  Young, Conway, Stargate & Taylor -          1/30/97         12,920         9,538        13,992
      Delaware Counsel to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
6.  Wiley, Rein & Fielding - FCC Counsel        1/30/97         46,932             -       112,969
      to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
7.  Koteen & Naftalin - FCC Counsel to          6/11/97              -             -         3,945
      Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
8.  Houlihan, Lokey, Howard & Zukin -           6/04/97              -             -       161,771
      Advisors to the Creditors'
      Committee
------------------------------------------- -------------- ------------- ------------ ---------------
9.  Jones, Day, Reavis & Pogue - Counsel        4/03/97              -        46,065        25,087
      to the Creditors' Committee
------------------------------------------- -------------- ------------- ------------ ---------------
10. Morris, Nichols, Arsht & Tunnell -          4/03/97              -             -         2,293
      Delaware Counsel to the Creditors'
      Committee
------------------------------------------- -------------- ------------- ------------ ---------------
11. Paul, Weiss, Rifkind, Wharton &             4/25/97              -             -         2,986
      Garrison - FCC Counsel to the
      Creditors' Committee
------------------------------------------- -------------- ------------- ------------ ---------------
12. The Blackstone Group LP - Financial         7/10/97        125,000             -       500,000
      Advisors to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
13. Gerry, Friend & Sapronov, LLP. -            10/27/97             -             -       149,196
      Counsel to Debtor
------------------------------------------- -------------- ------------- ------------ ---------------
                                        TOTAL               $  414,488    $  261,342   $ 2,293,378
-----------------------------------------------------------------------------------------------------

(1) Excludes invoices for fees and expenses through February 28, 1998 that were received by the Debtors subsequent to February 28, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

--------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED FEBRUARY 28, 1998
--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY         PAID        TOTAL
                                           PAYMENTS       DURING       UNPAID
NAME OF CREDITOR                             DUE           MONTH    POSTPETITION
-------------------------------------- -------------- ------------- ------------
The Chase Manhattan Bank - (Interest)   $  4,257,938   $ 4,257,938*   $       0
-------------------------------------- -------------- ------------- ------------

* Payment made on 3/2/98.


QUESTIONNAIRE
FOR THE MONTH ENDED FEBRUARY 28, 1998                               YES      NO
-----------------------------------------------------------------  -----    ----
1.  Have any assets been sold or transferred outside
    the normal course of business this reporting period?                     No
-----------------------------------------------------------------  -----    ----
2.  Have any funds been disbursed from any account other
    than a debtor in possession account?                                     No
-----------------------------------------------------------------  -----    ----
3.  Are any postpetition receivables (accounts, notes,
    or loans) due from related parties?                                      No
-----------------------------------------------------------------  -----    ----
4.  Have any payments been made of prepetition liabilities
    this reporting period?                                          Yes
-----------------------------------------------------------------  -----    ----
5.  Have any postpetition loans been received by the debtor
    from any party?                                                 Yes
-----------------------------------------------------------------  -----    ----
6.  Are any postpetition payroll taxes past due?                             No
-----------------------------------------------------------------  -----    ----
7.  Are any postpetition state or federal income taxes past due?             No
-----------------------------------------------------------------  -----    ----
8.  Are any postpetition real estate taxes past due?                         No
-----------------------------------------------------------------  -----    ----
9.  Are any postpetition taxes past due?                                     No
-----------------------------------------------------------------  -----    ----
10. Are any amounts owed to postpetition creditors past due?                 No
-----------------------------------------------------------------  -----    ----
11. Have any prepetition taxes been paid during the
    reporting period?                                               Yes
-----------------------------------------------------------------  -----    ----
12. Are any wage payments past due?                                           No
-----------------------------------------------------------------  -----    ----
If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million, $2 million, $7 million and $3 million of borrowings under the DIP facility during the months of October 1997, December 1997, January 1998 and February 1998 respectively. As of February 28, 1998 there were no funded borrowings under the DIP facility and a $0.5 million letter of credit issued in 1997 remained a contingent obligation of the Debtors under the DIP facility.

   ---------------------------------------------------------------------------
                                   INSURANCE
                      FOR THE MONTH ENDED FEBRUARY 28, 1998
   ---------------------------------------------------------------------------
      THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.
   ---------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   PERSONNEL
                      FOR THE MONTH ENDED FEBRUARY 28, 1998
---------------------------------------------------------------------------------------
                                                                  Full Time   Part Time
----------------------------------------------------------------  ---------   ---------
1.  Total number of employees at beginning of period                  3,428          40
----------------------------------------------------------------  ---------   ---------
2.  Number of employees hired during the period                          25           3
----------------------------------------------------------------  ---------   ---------
3.  Number of employees terminated or resigned during the period         82           4
----------------------------------------------------------------  ---------   ---------
4.  Total number of employees on payroll at end of period             3,371          39
----------------------------------------------------------------  ---------   ---------





                                   Page 18 of 18